                                                                     Exhibit 4.5

                                                                  EXECUTION COPY




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                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

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                                TRUST AGREEMENT


                                    between


                   ASSOCIATES CREDIT CARD RECEIVABLES CORP.,
                                 as Transferor


                                      and


                           WILMINGTON TRUST COMPANY,
                                as Owner Trustee


                           Dated as of April 1, 2000


                                                 ARTICLE I

                                               DEFINITIONS 1

Section 1.01.     Capitalized Terms..............................................................................1

Section 1.02.     Other Definitional Provisions..................................................................3

                                                 ARTICLE II

                                                ORGANIZATION

Section 2.01.     Name...........................................................................................3

Section 2.02.     Office.........................................................................................3

Section 2.03.     Purpose and Powers.............................................................................4

Section 2.04.     Appointment of Owner Trustee...................................................................4

Section 2.05.     Initial Capital Contribution of Trust Estate...................................................4

Section 2.06.     Declaration of Trust...........................................................................5

Section 2.07.     Title to Trust Property........................................................................5

Section 2.08.     Situs of Trust.................................................................................5

Section 2.09.     Representations and Warranties of Transferor...................................................5

Section 2.10.     Liability of Certificateholders................................................................6

                                                ARTICLE III

                                                CERTIFICATES

Section 3.01.     Initial Ownership..............................................................................6

Section 3.02.     Form of Certificates...........................................................................6

Section 3.03.     Authentication of Certificates.................................................................7

Section 3.04.     Restrictions on Transfer.......................................................................7

Section 3.05.     Mutilated, Destroyed, Lost or Stolen Certificate...............................................7

Section 3.06.     Issuance of New Transferor Certificates........................................................8



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

                                                 ARTICLE IV

                                          ACTIONS BY OWNER TRUSTEE

Section 4.01.     Prior Notice to Owner and Transferor with Respect to Certain Matters...........................9

Section 4.02.     Restrictions on Power..........................................................................9

                                                 ARTICLE V

                                   AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 5.01.     General Authority..............................................................................9

Section 5.02.     General Duties................................................................................10

Section 5.03.     Action Upon Instruction.......................................................................10

Section 5.04.     No Duties Except as Specified in this Agreement or in Instructions............................11

Section 5.05.     No Action Except under Specified Documents or Instructions....................................11

Section 5.06.     Restrictions..................................................................................11

                                                 ARTICLE VI

                                        CONCERNING THE OWNER TRUSTEE

Section 6.01.     Acceptance of Trusts and Duties...............................................................12

Section 6.02.     Furnishing of Documents.......................................................................13

Section 6.03.     Representations and Warranties................................................................13

Section 6.04.     Reliance; Advice of Counsel...................................................................14

Section 6.05.     Not Acting in Individual Capacity.............................................................14

Section 6.06.     Owner Trustee Not Liable for Certificates, Notes or Receivables...............................14

Section 6.07.     Owner Trustee May Own Notes...................................................................15



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

                                                ARTICLE VII

                                       COMPENSATION OF OWNER TRUSTEE

Section 7.01.     Owner Trustee's Fees and Expenses.............................................................15

Section 7.02.     Indemnification...............................................................................15

Section 7.03.     Payments to the Owner Trustee.................................................................16

                                                ARTICLE VIII

                                       TERMINATION OF TRUST AGREEMENT

Section 8.01.     Termination of Trust Agreement................................................................16

                                                 ARTICLE IX

                           SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01.     Eligibility Requirements for Owner Trustee....................................................17

Section 9.02.     Resignation or Removal of Owner Trustee.......................................................17

Section 9.03.     Successor Owner Trustee.......................................................................18

Section 9.04.     Merger or Consolidation of Owner Trustee......................................................18

Section 9.05.     Appointment of Co-Trustee or Separate Trustee.................................................18

                                                 ARTICLE X

                                               MISCELLANEOUS

Section 10.01.    Supplements and Amendments....................................................................20

Section 10.02.    No Legal Title to Trust Estate in Transferor..................................................21

Section 10.03.    Limitations on Rights of Others...............................................................21

Section 10.04.    Notices.......................................................................................21

Section 10.05.    Severability..................................................................................22

Section 10.06.    Separate Counterparts.........................................................................22

Section 10.07.    Successors and Assigns........................................................................22

Section 10.08.    Nonpetition Covenants.........................................................................22


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

Section 10.09.    No Recourse...................................................................................23

Section 10.10.    Headings......................................................................................23

Section 10.11.    GOVERNING LAW.................................................................................23

Section 10.12.    Acceptance of Terms of Agreement..............................................................23

Section 10.13.    Integration of Documents......................................................................23

                                                     EXHIBITS



EXHIBIT A         FORM OF OWNERSHIP INTEREST CERTIFICATE.......................................................A-1

EXHIBIT B         FORM OF TRANSFEROR CERTIFICATE...............................................................B-1

EXHIBIT C         FORM OF CERTIFICATE OF TRUST.................................................................C-1



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         ASSOCIATES CREDIT CARD MASTER NOTE TRUST TRUST AGREEMENT, dated as of
April 1, 2000, between ASSOCIATES CREDIT CARD RECEIVABLES CORP., a Delaware corporation, as Transferor, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee.

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "ACCR" shall mean Associates Credit Card Receivables Corp., a Delaware corporation.

         "ACCS" shall mean Associates Credit Card Services, Inc., a Delaware corporation.

         "Administration Agreement" shall mean the Administration Agreement, dated as of April 1, 2000, between the Issuer and ANB, as Administrator.

         "Administrator" shall mean ANB, or any successor Administrator under the Administration Agreement.

         "Agreement" shall mean this Trust Agreement of Associates Credit Card Master Note Trust, as the same may be amended, modified or otherwise supplemented from time to time.

         "ANB" shall mean Associates National Bank (Delaware), a national banking association.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as the same may be amended from time to time.

         "Certificates" shall mean, unless otherwise indicated, the Transferor Certificates, the Supplemental Certificates and the Ownership Interest Certificate.

         "Certificate of Trust" shall mean the Certificate of Trust in the form attached hereto as Exhibit C which has been filed for the Trust pursuant to
Section 3810(a) of the Business Trust Statute.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration; or such other address as the Owner Trustee may designate by notice to the Transferor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Owner and the Transferor).

         "Expenses" shall have the meaning specified in Section 7.02.

         "Indemnified Parties" shall have the meaning specified in Section
7.02.

         "Indenture" shall mean the Master Indenture, dated as of April 1, 2000, between the Trust and The Bank of New York, as Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Trustee" shall mean The Bank of New York, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor Indenture Trustee under the Indenture.

         "Initial Closing Date" shall mean April 7, 2000.

         "Issuer" shall mean the Trust.

         "Owner" shall mean ACCR, and its successors and permitted assigns, in its capacity as beneficial owner of the Trust hereunder and its successors and assigns in such capacity.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor Owner Trustee hereunder.

         "Ownership Interest Certificate" shall mean the certificate evidencing the beneficial ownership interest of the Owner in the Trust, substantially in the form attached hereto as Exhibit A.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Supplemental Certificate" shall have the meaning specified in subsection 3.06(b).

         "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of April 1, 2000, among the Issuer, the Transferor and ANB, as Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

         "Transferor" shall mean ACCR, in its capacity as Transferor hereunder and its successors and assigns in such capacity.

         "Transferor Certificates" shall mean the certificates executed by the Owner Trustee on behalf of the Trust and authenticated by or on behalf of the Owner Trustee, substantially in the form attached hereto as Exhibit B.

         "Transferor Certificate Supplement" shall have the meaning specified in subsection 3.06(b).

         "Trust" shall mean the trust created by this Agreement and the filing of the Certificate of Trust.

         "Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Section
2.05 of this Agreement and Section 2.01 of the Transfer and Servicing Agreement, all monies, investment property, instruments and other property on deposit from time to time in the Collection Account, the Series Accounts and the


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

Special Funding Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Transaction Documents.

         "Trust Termination Date" shall have the meaning specified in Section 8.01.

         SECTION 1.02. Other Definitional Provisions. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Transfer and Servicing Agreement or, if not defined therein, in the Indenture.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and Exhibit references contained in this Agreement are references to Sections, subsections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.01. Name. The Trust created hereby shall be known as "Associates Credit Card Master Note Trust," in which name the Trust and Owner Trustee on behalf of the Trust each shall have power and authority and is hereby authorized and empowered to and may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Owner, the Indenture Trustee and the Transferor.




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

         SECTION 2.03. Purpose and Powers. The purpose of the Trust is to engage in the activities set forth in this Section 2.03. The Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage in the activities set forth in this Section 2.03 as follows:

                  (i) to execute, deliver and issue (and in the case of the Certificates, authenticate) the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement;

                  (ii) with the proceeds of the sale of the Notes, to acquire the Trust Assets and to pay the Transferor the amounts owed pursuant to Section 2.01 of the Transfer and Servicing Agreement;

                  (iii) to assign, grant, pledge and mortgage the Collateral pursuant to the Indenture and to hold, manage and distribute to the Transferor and the Owner or the Noteholders pursuant to the terms of this Agreement and the Transaction Documents any portion of the Collateral released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iv) to enter into, execute, deliver and perform the Transaction Documents to which it is to be a party;

                  (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of payments to the Noteholders and distributions to the Transferor.

The Trust shall not have power, authority or authorization to, and shall not, engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.

         SECTION 2.04. Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.05. Initial Capital Contribution of Trust Estate. The Transferor hereby assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be held by the Owner Trustee. The Transferor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.



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         SECTION 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Transferor, subject to the obligations of the Trust under the Transaction Documents to which it is a party. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, for income tax purposes, the Trust shall be treated as a security device and disregarded as an entity and its assets shall be treated as owned in whole by the Transferor. The parties hereto agree that they will take no action contrary to the foregoing intention. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         SECTION 2.07. Title to Trust Property. Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.08. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.09. Representations and Warranties of Transferor. The Transferor hereby represents and warrants to the Owner Trustee (as such or in its individual capacity) that:

         (a) The Transferor is a Delaware corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and any other document related hereto to which it is a party and to perform its obligations as contemplated hereby and thereby.

         (b) The Transferor is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Transferor, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under this Agreement or any other document related hereto to which the Transferor is a party.

         (c) The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement and in the other Transaction Documents to which the



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

Transferor is a party have been duly authorized by the Transferor by all necessary corporate action on its part; the Transferor has the power and authority to assign the property to be assigned to and deposited with the Trust pursuant to Section 2.05 of this Agreement and Section 2.01 of the Transfer and Servicing Agreement.

         (d) The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it or any of its properties are bound (other than violations of such indentures, contracts, agreements, mortgages, deeds of trust or other instruments which, individually or in the aggregate, would not have a material adverse effect on the Transferor's ability to perform its obligations under this Agreement).

         (e) The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to the Transferor.

         (f) There are no proceedings or investigations pending or, to the best knowledge of the Transferor, threatened, against the Transferor before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Transferor (i) asserting the invalidity of any of the Transaction Documents to which the Transferor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Transaction Documents to which the Transferor is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under the Transaction Documents to which the Transferor is a party, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Transaction Documents to which the Transferor is a party.

         SECTION 2.10. Liability of Certificateholders. The holders of the Ownership Interest Certificate, the Transferor Certificates and any Supplemental Certificates shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE III

                                  CERTIFICATES

         SECTION 3.01. Initial Ownership. The Owner, in its capacity as the holder of the Ownership Interest Certificate, and each Transferor, as the holder of a Transferor Certificate (i) shall be the only beneficial owners of the Trust and (ii) shall be bound by the provisions of this Trust Agreement.

         SECTION 3.02. Form of Certificates. (a) The Ownership Interest Certificate shall be issued in registered form in substantially the form attached hereto as Exhibit A and initially


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


registered as provided in Annex 1 to Exhibit A. A Transferor Certificate shall be issued in registered form in substantially the form attached hereto as Exhibit B and initially registered as provided in Annex 1 to Exhibit B.

         (b) The Certificates shall be executed by manual or facsimile signature of the Owner Trustee. The Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and fully paid undivided beneficial interests in the assets of the Trust and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates.

         SECTION 3.03. Authentication of Certificates. On the Initial Closing Date, the Owner Trustee shall execute, authenticate and deliver the Ownership Interest Certificate and the Transferor Certificate upon the written order of the Transferor, signed by its chairman of the board, its president, any vice president, secretary, any assistant treasurer or any authorized signatory, without further corporate action by the Transferor. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Owner Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated, validly issued and delivered hereunder. Each Certificate shall be dated the date of its authentication.

         SECTION 3.04. Restrictions on Transfer. To the fullest extent permitted by applicable law, the Certificates (or any interest therein) may not be sold, transferred, assigned, participated, pledged or otherwise disposed of to any Person; provided, however, that a Certificate (or any interest therein) may be sold, transferred, assigned, participated, pledged or otherwise disposed of if the transferor thereof has provided the Owner Trustee and the Indenture Trustee with a Tax Opinion relating to such sale, transfer, assignment, participation, pledge or other disposition.

         SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Certificate. If (a) a mutilated Certificate shall be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of a Certificate and (b) there shall be delivered to the Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by it to save it harmless, then the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of the mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.05, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge or expense that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.05 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.



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

         SECTION 3.06. Issuance of New Transferor Certificates. (a) Taken together, the Transferor Certificates shall represent an undivided beneficial interest in the Trust Assets, subject to the lien of the Notes as provided in the Indenture, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in the Indenture and any Indenture Supplement to be paid to the Transferor on behalf of all holders of the Transferor Certificates.

         (b) At any time the Transferor may surrender its Transferor Certificate to the Owner Trustee in exchange for a newly issued Transferor Certificate and a second certificate (a "SUPPLEMENTAL CERTIFICATE"), the form and terms of which shall be defined in a supplement (a "TRANSFEROR CERTIFICATE SUPPLEMENT") to this Agreement (which Transferor Certificate Supplement shall be subject to Section 10.01 to the extent that it amends any of the terms of this Agreement) to be delivered to or upon the order of the Transferor. The issuance of any such Supplemental Certificate shall be subject to satisfaction of the following conditions:

                  (i) on or before the fifth day immediately preceding the Transferor Certificate surrender and exchange, the Transferor shall have given the Owner Trustee, the Servicer, the Indenture Trustee and each Rating Agency notice (unless such notice requirement is otherwise waived) of such Transferor Certificate surrender and exchange;

                  (ii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee any related Transferor Certificate Supplement in form satisfactory to the Owner Trustee and the Indenture Trustee, executed by each party hereto;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such Transferor Certificate surrender and exchange;

                  (iv) such surrender and exchange will not result in any Adverse Effect and the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of such surrender and exchange to the effect that the Transferor reasonably believes that such surrender and exchange will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect and that all other conditions to the issuance of such Supplemental Certificate have been satisfied;

                  (v) the Transferor shall have delivered to the Owner Trustee and Indenture Trustee (with a copy to each Rating Agency) a Tax Opinion, dated the date of such surrender and exchange with respect to such surrender and exchange; and

                  (vi) the aggregate amount of Principal Receivables plus the principal amount of any Participation Interest theretofore conveyed to the Trust as of the date of such surrender and exchange shall be greater than the Required Minimum Principal Balance as of the date of such surrender and exchange after giving effect to such surrender and exchange.

         Any Supplemental Certificate held by any Person at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Owner Trustee and



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

Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

                                  ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.01. Prior Notice to Owner and Transferor with Respect to Certain Matters. With respect to the following matters, unless otherwise instructed by the Transferor, the Trust shall not take action unless at least thirty (30) days before the taking of such action the Owner Trustee shall have notified the Transferor:

         (a) the initiation of any claim or lawsuit by the Trust (other than an action to collect on the Trust Estate) and the settlement of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on the Trust Estate);

         (b) the election by the Trust to file an amendment to the Certificate of Trust;

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Transferor;

         (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Transferor; or

         (f) the appointment pursuant to the Indenture of a replacement or successor Transfer Agent and Registrar or Indenture Trustee, or the consent to the assignment by the Transfer Agent and Registrar, Administrator or Indenture Trustee of its obligations under the Indenture.

         SECTION 4.02. Restrictions on Power. (a) The Owner Trustee shall not be required to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee (as such or in its individual capacity) under any of the Transaction Documents or would be contrary to Section 2.03.

         (b) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement, the Transfer and Servicing Agreement and the Indenture.

                                   ARTICLE V

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 5.01. General Authority. Each of the Trust and the Owner Trustee in the name and on behalf of the Trust shall have power and authority, and is hereby authorized and empowered, to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee's execution thereof and the Transferor's execution of the related documents. In addition to the foregoing, the Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered from time to time to take such action as the Transferor or the Administrator directs in writing with respect to the Transaction Documents.

         SECTION 5.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Transferor, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement or another Transaction Document to perform any act or to discharge any duty of the Owner Trustee or the Trust under any Transaction Document, and the Owner Trustee shall not be personally liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         SECTION 5.03. Action Upon Instruction.

         (a) The Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms of any Transaction Document or is otherwise contrary to law.

         (b) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction of the Transferor received, the Owner Trustee shall not be personally liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of the Transaction Documents, as it shall deem to be in the best interest of the Transferor, and shall have no personal liability to any Person for such action or inaction.

         (c) In the event that the Owner Trustee is unsure as to the application of any provision of any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of the Transaction Documents, as it shall deem to be in the best interests of the Transferor, and shall have no personal liability to any Person for such action or inaction.

         SECTION 5.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust or the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.03; and no implied duties or obligations shall be read into any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for any filing or recording, including filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Trust hereunder or to prepare or file any Commission filing for the Trust or to record any Transaction Document. The Owner Trustee in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate or the transactions contemplated by the Transaction Documents.

         SECTION 5.05. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.03.

         SECTION 5.06. Restrictions. The Owner Trustee shall not take any action (a) that, to the actual knowledge of the Owner Trustee, would violate the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Transferor shall not direct the Owner Trustee to take action that would violate the provisions of this
Section 5.06.

                                  ARTICLE VI

                          CONCERNING THE OWNER TRUSTEE

         SECTION 6.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents. The Owner Trustee shall not be personally answerable or accountable under any Transaction Document under any circumstances, except (i) for its own willful misconduct or negligence in the performance of its duties or the omission to perform any such duties or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be personally liable for any error of judgment made in good faith by the Owner Trustee;

         (b) the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Transferor;

         (c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any personal financial liability in the exercise or performance of any of its duties, rights or powers hereunder or under any other Transaction Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it (as such and in its individual capacity);

         (d) under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

         (e) the Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement, the due execution hereof by the Transferor or the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, the Transaction Documents, the Notes or the Certificates other than the genuineness of the Owner Trustee's signature on the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Noteholder or to the Owner or any other Person, other than as expressly provided for herein or expressly agreed to in the other Transaction Documents;

         (f) the Owner Trustee shall not be personally liable for the default or misconduct of the Transferor, the Servicer, the Administrator or the Indenture Trustee or any other Person under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no obligation or personal liability to perform the obligations of the Trust under the Transaction Documents, including those that are required to be performed by the Administrator under the Administration

Agreement, the Indenture Trustee under the Indenture or the Servicer under the Transfer and Servicing Agreement;

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of the Transferor, unless the Transferor has offered to the Owner Trustee (as such and in its individual capacity) security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable or personally liable to any Person for any such act other than liability to the Trust and the beneficial owners of the Trust for its own negligence or willful misconduct in the performance of any such act or the omission to perform any such act; and

         (h) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee (as such or in its individual capacity); (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee (as such or in its individual capacity); or (iii) subject the Owner Trustee (as such or in its individual capacity) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Transferor) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Transferor shall appoint an additional trustee pursuant to
Section 9.05 hereof to proceed with such action.

         SECTION 6.02. Furnishing of Documents. The Owner Trustee shall furnish to the Transferor and the Indenture Trustee, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

         SECTION 6.03. Representations and Warranties. The Owner Trustee (as such and in its individual capacity) hereby represents and warrants to the Transferor that:

         (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee (as such and in its individual capacity) or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 6.04. Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or written advice of any such counsel, accountants or other such Persons.

         SECTION 6.05. Not Acting in Individual Capacity. Except as expressly provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

         SECTION 6.06. Owner Trustee Not Liable for Certificates, Notes or Receivables. The statements contained herein and in the Certificates, Notes, and other Transaction Documents (other than the genuineness of the signature and authentication (as applicable) of the Owner

Trustee on the Certificates and its representations and warranties in Section 6.03) shall be taken as the statements of the Transferor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Certificates (other than the genuineness of the signature and authentication (as applicable) of the Owner Trustee on the Certificates), the Notes, or related documents. The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of the Receivables or the perfection and priority of any security interest in the Receivables or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of the Receivables; the existence and contents of the Receivables on any computer or other record thereof; the validity of the assignment of the Receivables to the Trust or of any intervening assignment; the completeness of the Receivables; the performance or enforcement of the Receivables; the compliance by the Transferor with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Servicer or the Indenture Trustee taken in the name of the Owner Trustee.

         SECTION 6.07. Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Transferor, the Administrator, the Servicer and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VII

                         COMPENSATION OF OWNER TRUSTEE

         SECTION 7.01. Owner Trustee's Fees and Expenses. The Owner Trustee (in its individual capacity) shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferor and the Owner Trustee (in its individual capacity), and the Owner Trustee (in its individual capacity) shall be entitled to be reimbursed by the Transferor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Transaction Documents; provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 10.08.

         SECTION 7.02. Indemnification. To the fullest extent permitted by law, the Transferor shall indemnify, defend and hold harmless the Owner Trustee (as such and in its individual capacity) and its successors, assigns, directors, officers, agents, employees and servants (collectively, the "INDEMNIFIED PARTIES") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "EXPENSES") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of the Transaction Documents, the Trust Estate, the acceptance and administration of the Trust Estate or any action or inaction of the Owner Trustee; provided that the Transferor shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.01 or Expenses for which indemnification is actually received under other Transaction Documents; provided further that the Transferor shall not be liable for or required to indemnify an Indemnified Party from and against expenses arising or resulting from (i) the Indemnified Party's own willful misconduct, bad faith or negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 6.03. An Indemnified Party's right to enforce such obligation shall be subject to the provisions of Section 10.08. The indemnities contained in this Section 7.02 shall survive the resignation and termination of the Owner Trustee or the termination of this Agreement.

         SECTION 7.03. Payments to the Owner Trustee. Any amounts paid to an Indemnified Party pursuant to this Article VII shall not be construed to be a part of the Trust Estate.

                                 ARTICLE VIII

                         TERMINATION OF TRUST AGREEMENT

         SECTION 8.01. Termination of Trust Agreement.

         (a) The Trust shall dissolve upon the earlier of (i) at the option of the Transferor (written notice of which shall be provided to the Owner Trustee), the day on which the rights of all Series of Notes to receive payments from the Trust have terminated (the "TRUST TERMINATION DATE") and (ii) dissolution of the Trust in accordance with applicable law. After satisfaction of liabilities of the Trust as provided by applicable law, any money or other property held as part of the Trust Estate following such distribution shall be distributed to the Transferor. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Transferor shall not (x) operate to terminate this Agreement or annul, dissolve or terminate the Trust, or (y) entitle the Transferor's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in subsection 8.01(a), the Transferor shall not be entitled to revoke, dissolve or terminate the Trust. The Owner shall not be entitled to revoke, dissolve or terminate the Trust.

         (c) Upon completion of the winding up of the Trust in accordance with the Business Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute and thereupon the Trust and this Agreement (other than Articles VI and VII and Section 10.08) shall terminate.

                                  ARTICLE IX

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 9.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a Person satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a rating of at least Baa3 by Moody's, at least BBB-by Standard & Poor's and, if rated by Fitch, at least BBB- by Fitch, or otherwise satisfactory to each Rating Agency (it being understood that Wilmington Trust Company is satisfactory to each Rating Agency). If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.01, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

         SECTION 9.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee at the expense of the Transferor may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Transferor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Owner Trustee. If the Transferor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly
(i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) pay all amounts owed to the outgoing Owner Trustee in its individual capacity.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and, in the case of removal, payment of all fees and expenses owed to the outgoing Owner Trustee (as such or in its individual capacity). The Transferor shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

         SECTION 9.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Transferor and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Transferor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Transferor shall mail notice of such acceptance of appointment including the name of such successor Owner Trustee to the Transferor, the Indenture Trustee, the Noteholders and each Rating Agency. If the Transferor shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, such successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

         SECTION 9.04. Merger or Consolidation of Owner Trustee. Notwithstanding anything herein to the contrary, any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder (provided that such Person shall meet the eligibility requirements set forth in Section 9.01), without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided further that (a) the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency and (b) the Owner Trustee shall file any necessary amendments to the Certificate of Trust with the Secretary of State.

         SECTION 9.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by each of the Transferor and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.05, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Transferor.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X

                                 MISCELLANEOUS

         SECTION 10.01. Supplements and Amendments. This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Transferor and the Owner Trustee, with the written consent of the Indenture Trustee, but without the consent of any of the Noteholders, and upon satisfaction of the Rating Agency Condition, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not (i) as evidenced by an Officer's Certificate of the Transferor addressed and delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder or the Owner or cause the Trust to fail to be treated as a "qualified special purpose entity" as defined in FASB Statement No. 125 and
(ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, further, that Section 2.03 of this Agreement may be amended only with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes. Additionally, notwithstanding the preceding sentence, this Agreement will be amended by the Transferor and the Owner Trustee without the consent of the Indenture Trustee or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, (ii) the Rating Agency Condition shall have been satisfied with respect to such amendment and (iii) such amendment does not affect the rights, benefits, protections, privileges, immunities, duties or obligations of the Owner Trustee hereunder. The amendments which the Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables.

         This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Transferor and the Owner Trustee, with the consent of the Indenture Trustee and the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, and upon satisfaction of the Rating Agency Condition for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that without the consent of all Noteholders, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of distributions that are required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment; provided further, that such amendment will not, (i) as evidenced by an Officer's Certificate of the Transferor addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to fail to be treated as a "qualified special purpose entity" as defined in FASB Statement No. 125 and (ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         Promptly after the execution of any such amendment or consent, the Transferor shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each Rating Agency.

         It shall not be necessary for the consent of the Noteholders pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         The Owner Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate of the Transferor to the effect that the conditions to amendment have been satisfied.

         The Owner Trustee may, but shall not be obligated to, enter into, and unless it has consented thereto in writing shall not be bound by, any amendment which affects the Owner Trustee's own rights, duties, benefits, protections, privileges or immunities (as such or in its individual capacity) under this Agreement or otherwise.

         SECTION 10.02. No Legal Title to Trust Estate in Transferor. The Transferor shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title, and interest of the Transferor to and in its undivided beneficial interest in the Trust Estate shall operate to terminate this Agreement or annul, dissolve or terminate the Trust or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         SECTION 10.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee (as such or in its individual capacity), the other Indemnified Parties, the Transferor, the holder of any Certificate and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 10.04. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices and other communications shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee, the Transferor or Indenture Trustee shall be deemed given only upon actual receipt by the Owner Trustee, the Transferor or Indenture Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Indenture Trustee, addressed to The Bank of New York, 101 Barclay Street, Floor 12 East, New York, New York 10286; if to the Transferor, addressed to 290 East Carpenter Freeway, 7 Decker, Irving, Texas 75062, Attention: General Counsel; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         SECTION 10.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 10.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor and its permitted assignees and the Owner Trustee (as such or in its individual capacity) and its successors, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Transferor shall bind the successors and assigns of the Transferor.

         SECTION 10.08. Nonpetition Covenants. Notwithstanding any prior termination of the Trust or this Agreement, Wilmington Trust Company, individually or in its capacity as Owner Trustee, shall not at any time with respect to the Trust or the Transferor, acquiesce, petition or otherwise invoke or cause the Trust or the Transferor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust or the Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Transferor; provided, however, that this Section 10.08 shall not operate to preclude any remedy described in Article V of the Indenture.

         Notwithstanding any prior termination of the Trust or this Agreement, the Transferor shall not at any time with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust; provided, however, that this Section 10.08 shall not operate to preclude any remedy described in Article V of the Indenture.

         SECTION 10.09. No Recourse. Each Person holding or owning a Certificate, by accepting the Certificates, acknowledges that the Certificates do not represent interest in or obligations of the Servicer, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee or any Affiliate thereof (other than the Trust), and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly provided in the Transaction Documents.

         SECTION 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 10.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 10.12. Acceptance of Terms of Agreement. THE RECEIPT AND ACCEPTANCE OF THE OWNERSHIP INTEREST CERTIFICATE BY THE OWNER AND THE TRANSFEROR CERTIFICATE BY THE TRANSFEROR, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE OWNER AND THE TRANSFEROR, RESPECTIVELY, OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS AMONG THE TRUST, THE OWNER AND THE TRANSFEROR.

         SECTION 10.13. Integration of Documents. This Agreement constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                     WILMINGTON TRUST COMPANY,
                                       as Owner Trustee



                                     By: /s/ DONALD G. MACKELCAN
                                        ------------------------------------
                                        Name:  Donald G. MacKelcan
                                        Title: Vice President



                                     ASSOCIATES CREDIT CARD RECEIVABLES CORP.,
                                        as Transferor



                                     By: /s/ SCOTT W. MCCARTHY
                                        ------------------------------------
                                        Name:  Scott W. McCarthy
                                        Title: Senior Vice President


                      [Signature Page to Trust Agreement]

                                                                      EXHIBIT A

                     Form of Ownership Interest Certificate


TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN ACCORDANCE WITH THE TRUST AGREEMENT.

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

                               OWNER CERTIFICATE



R-1

(This Certificate does not represent an interest in or obligation of Associates National Bank (Delaware), Associates Credit Card Receivables Corp., or any of their affiliates, except to the extent described below.)

         THIS CERTIFIES THAT ASSOCIATES CREDIT CARD RECEIVABLES CORP. is the registered Owner of the Associates Credit Card Master Note Trust (the "TRUST").

         The Trust was created pursuant to (i) the filing of the Certificate of Trust with the Secretary of State of the State of Delaware and (ii) the Associates Credit Card Master Note Trust Trust Agreement, dated as of April 1, 2000 (the "TRUST AGREEMENT"), between Associates Credit Card Receivables Corp. (the "TRANSFEROR") and Wilmington Trust Company, as owner trustee (not in its individual capacity but solely as owner trustee, the "OWNER TRUSTEE"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement, including as specified in subsection 1.02(a) of the Trust Agreement.

         This Certificate is the duly authorized Certificate evidencing a beneficial ownership interest in the Trust (herein called the "CERTIFICATE"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, including the rights of the holder of the Transferor Certificate to which Trust Agreement the holder by virtue of the acceptance hereof assents and by which the holder is bound.

         Notwithstanding any prior termination of the Trust Agreement, the holder, by its acceptance of this Certificate, covenants and agrees that it shall not at any time with respect to the Trust or the Transferor (if the holder of this Certificate is not the Transferor), acquiesce, petition or otherwise invoke or cause the Trust or the Transferor (if the holder of this Certificate is not the Transferor) to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust or the Transferor (if the holder of this Certificate is not the Transferor) under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferor (if the holder of this Certificate is not the Transferor) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Transferor (if the holder of this Certificate is not the Transferor).

         Unless the certificate of authentication hereon shall have been executed by the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement, the Transfer and Servicing Agreement or the Indenture or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE HOLDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.



                                          ASSOCIATES CREDIT CARD MASTER NOTE
                                          TRUST

                                          By:  WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee


Dated:  ____________ __, 2000             By:
                                             -----------------------------------
                                             Name:
                                             Title:



                         CERTIFICATE OF AUTHENTICATION

  This is the Certificate referred to in the within-mentioned Trust Agreement.



                                          WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee



                                          By:
                                             -----------------------------------
                                              Authorized Signatory

                                                           ANNEX 1 TO EXHIBIT A

Registered Owner and address:

     Associates Credit Card Receivables Corp.
     290 East Carpenter Freeway, 7 Decker
     Irving, Texas  75062

Tax Identification Number:  752709748

                                                                      EXHIBIT B

                         FORM OF TRANSFEROR CERTIFICATE

                  THIS TRANSFEROR CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TRANSFEROR CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

                  THIS TRANSFEROR CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE TRUST AGREEMENT REFERRED TO HEREIN.

No. R-__                                                                One Unit


                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                             TRANSFEROR CERTIFICATE


                    THIS CERTIFICATE REPRESENTS AN INTEREST
                            IN CERTAIN ASSETS OF THE
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Evidencing an interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts transferred by Associates Credit Card Receivables Corp. (the "TRANSFEROR").

              (Not an interest in or obligation of the Transferor
                           or any affiliate thereof)

                  This certifies that ASSOCIATES CREDIT CARD RECEIVABLES CORP. is the registered owner of an undivided beneficial interest in the assets of a trust (the "TRUST"), subject to the lien of the Notes as provided in the Master Indenture, dated as of April 1, 2000 (as amended and supplemented, the "INDENTURE"), between The Bank of New York, as Indenture Trustee and the Trust, established pursuant to the Trust Agreement, dated as of April 1, 2000 (as amended and supplemented, the "TRUST AGREEMENT"), between the Transferor, and Wilmington Trust Company, as owner trustee (not in its individual capacity, but solely as owner trustee the "OWNER TRUSTEE"). The corpus of the Trust consists of (a) a portfolio of certain receivables (the "RECEIVABLES") existing in the revolving credit card accounts identified under the Transfer and Servicing Agreement, dated as of April 1, 2000, as amended from time to time (the "TRANSFER AND SERVICING AGREEMENT"), among the Transferor, Associates National Bank (Delaware), as Servicer (the "SERVICER") and the Trust, as Issuer, from time to time (the "ACCOUNTS"), (b) certain funds collected or to be collected from accountholders in respect of the Receivables, (c) all funds which are from time to time on deposit in the Collection Account, Special Funding Account and in the Series Accounts, (d) the benefits of any Series Enhancements issued and to be issued by Series Enhancers with respect to one or more Series of Notes and
(e) all other assets and interests constituting the Trust, including Interchange and Recoveries allocated to the Trust pursuant to the Transfer and Servicing Agreement. Although a summary of certain provisions of the Transfer and Servicing Agreement, the Trust Agreement and the Indenture (collectively, the "AGREEMENTS") is set forth below, this Certificate does not purport to summarize the Agreements and reference is made to the Agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Owner Trustee. A copy of the Agreements may be requested from the Owner Trustee by writing to the Owner Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreements.

                  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreements, to which Agreements, as amended and supplemented from time to time, the Transferor by virtue of the acceptance hereof assents and is bound.

                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Late Fees and other fees and charges with respect to the Accounts.

                  This Certificate (this "CERTIFICATE") is the Transferor Certificate, which represents the undivided beneficial interest in certain assets of the Trust, subject to the lien of the Notes, including the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Indenture. In addition to the Transferor Certificate,
(a) Notes will be issued to investors pursuant to the Indenture and (b) Supplemental Certificates may be issued pursuant to the Trust Agreement.

                  Unless otherwise specified in an Indenture Supplement with respect to a particular Series, the Transferor has entered into the Transfer and Servicing Agreement, and this Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (a) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness of the Transferor secured by the Receivables and (b) the Trust shall not be treated as an association (or a publicly traded partnership) taxable as a corporation. The Transferor by the acceptance of this Certificate, agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Transferor.

                  Subject to certain conditions and exceptions specified in the Agreements, the obligations created by the Agreements and the Trust created thereby shall terminate upon the earlier of (a) at the option of the Transferor, the day on which the rights of all Series of Notes to receive payments from the Trust have terminated (the "Trust Termination Date") and (b) dissolution of the Trust in accordance with applicable law.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Owner Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

                                            ASSOCIATES CREDIT CARD MASTER NOTE
                                            TRUST
                                            By:  WILMINGTON TRUST COMPANY
                                                 not in its individual capacity,
                                                 but solely as Owner Trustee


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Dated:   [_________ __, ____]

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is the Transferor Certificate described in the within-mentioned Trust Agreement.



                                              WILMINGTON TRUST COMPANY,
                                              not in its individual capacity,
                                              but solely as Owner Trustee



                                              By:
                                                 -------------------------------
                                                 Authorized Signatory

                                                           ANNEX 1 TO EXHIBIT B



Registered Owner and address:

Associates Credit Card Receivables Corp.
290 East Carpenter Freeway, 7 Decker
Irving, Texas  75062

Tax Identification Number:  752709748

                                                                      EXHIBIT C

                                    FORM OF
                            CERTIFICATE OF TRUST OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST

         THIS Certificate of Trust of Associates Credit Card Master Note Trust (the "TRUST") is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C.
Section 3801 et seq.) (the "ACT").

         1. Name. The name of the business trust created hereby is Associates Credit Card Master Note Trust.

         2. Delaware Trustee. The name and business address of the trustee of the Trust having its principal place of business in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.


                                         WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as owner trustee of the Trust
                                            Agreement


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                      C-1